CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	3 Months Ended		12 Months Ended
	Mar. 31, 2020	Mar. 31, 2019	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
CONSOLIDATED STATEMENT OF OPERATIONS
Revenue	$ 88,542	$ 68,092	$ 323,410	$ 226,277	$ 191,844
Cost of revenue	43,416	21,552	103,889	48,689	31,750
Sales and marketing	53,706	36,845	185,269	145,580	156,632
Product and technology	18,041	13,089	55,929	32,885	20,212
General and administrative	39,496	26,813	124,868	75,904	56,448
Loss from operations	(66,117)	(30,207)	(146,545)	(76,781)	(73,198)
Other income (expense):
Interest income (expense), net	(2,351)	661	1,348	666	(1,541)
Loss before income tax provision	(68,468)	(29,546)	(142,197)	(76,115)	(75,346)
Income tax provision	(9)	(8)	(58)	(105)	(210)
Loss from equity method investment	203		479
Net loss	$ (68,680)	$ (29,554)	$ (142,734)	$ (76,220)	$ (75,556)
Loss per share attributable to common stockholders:
Basic and diluted (in dollars per share)	$ (0.18)	$ (0.08)	$ (0.37)	$ (0.20)	$ (0.54)